Prospectus

March 31, 2022

ALPS ETF Trust

ALPS Disruptive Technologies ETF (NYSE ARCA: DTEC)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

alpsfunds.com

1-866-759-5679

SUMMARY SECTION

ALPS DISRUPTIVE TECHNOLOGIES ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Indxx Disruptive Technologies Index (ticker symbol IDTEC) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2021, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share.

The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted.

The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly. The Index Provider will review the Themes every three years for inclusion in the Index Methodology based on a proprietary, rules-based research process. The particular Themes, as well as the number of Themes, included in the Index Methodology are subject to change in the Index Provider’s discretion based on such review.

The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

2	Prospectus | March 31, 2022

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Disruptive Technology Risk. Companies that the Index Provider believes are developing disruptive technologies may not in fact do so or may not be able to capitalize on those technologies. Companies that develop disruptive technologies may face political, legal or regulatory challenges. Such companies may also be exposed to risks applicable to industries or sectors other than the disruptive technology Theme for which they are chosen and may underperform relative to other companies that are also focused on a particular Theme.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Risks Related to Investing in the Information Technology Sector. Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging markets countries may have relatively unstable governments; may present heightened risks of nationalization of businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

www.alpsfunds.com	3

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	29.91%	(June 30, 2020)
Lowest Quarterly Return	-18.42%	(December 31, 2018)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2021

	1 Year	Since Inception (December 28, 2017)
Return Before Taxes	5.05%	18.22%
Return After Taxes on Distributions	4.99%	18.12%
Return After Taxes on Distributions and Sale of Fund Shares	3.04%	14.61%
Indxx Disruptive Technologies Index* (reflects no deduction for fees, expenses or taxes)	5.39%	18.55%
Morningstar Global Markets Index* (reflects no deduction for fees, expenses or taxes)	17.80%	11.65%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research of ALPS Advisors, Inc. and Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Messrs. Mischker and Hicks have each served in such capacity since the Fund’s inception in December 2017.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol DTEC and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

4	Prospectus | March 31, 2022

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Introduction—ALPS ETF Trust

The ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds. This prospectus relates to the ALPS Disruptive Technologies ETF (the “Fund”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca. The Fund’s Shares will trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Disruptive Technologies ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Underlying Index was created by Indxx, LLC (“Index Provider” or “Indxx”).

The Underlying Index is designed to identify companies using disruptive technologies. Indxx defines such companies as those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share.

The Underlying Index is compiled by the Index Provider. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have an average daily trading volume of $2 million for the last six months, and the company must derive a minimum of 50% of its revenue from a single Theme (as defined below). In order to be included in the Underlying Index, a stock must also have traded on 90% of the eligible trading days in the last six months. If a stock does not have a trading history of six months, such security must have commenced trading at least three months before the start of the reconstitution process, and should have traded on 90% of the eligible trading days for the past three months. All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

Subject to the foregoing criteria, the Underlying Index methodology identifies the companies using disruptive technologies in each of ten thematic areas (each a “Theme” and together, the “Themes”):

3D Printing: Companies that are primarily engaged in 3D printing hardware, CAD and 3D printing software, 3D printing materials and centers, 3D scanning and measurements.

Clean Energy and Smart Grid: Companies that are either clean (carbon free – solar, wind, hydro, geo-thermal and waste to energy) energy producers, clean energy equipment providers (e.g. solar panels components, wind turbines and related components) or primarily engaged in electric grid, electric meters and devices (electric infrastructure), networks, energy or other grid-related activities.

Cloud Computing: Companies that are either cloud service providers (SaaS, PaaS, IaaS, XaaS) or provide products and services that use cloud computing technology.

www.alpsfunds.com	5

Cybersecurity: Companies primarily involved in the development and administration of security protocols applied to private - public networks, computers, and mobile devices for protection of the data integration and network operations.

Data and Analytics: Companies that generate their revenues by providing data analytics tools and services, decision making software and market intelligence services to third parties.

FinTech: Companies that utilize transformational and innovative software solutions within the financial services industry that focus on at least one of the following business areas: enterprise solutions, P2P and marketplace lending, crowd-funding, personal finance software, automated wealth management and trading, blockchain and alternative currencies.

Healthcare Innovation: Companies that are primarily engaged in robotic assistance, 3D solutions, digital healthcare, and artificial intelligence related to healthcare.

Internet of Things: Companies that have business segments as semiconductors and sensors, networking infrastructure/software, equipment, vehicle and infrastructure/building technology or consumer IoT technology.

Mobile Payments: Companies that provide payment solutions, payment processing services, credit card network or payment industry infrastructure and software services.

Robotics & Artificial Intelligence: Companies that are primarily engaged in industrial robotics and automation, unmanned vehicles and drones, non-industrial robotics and artificial intelligence.

From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. Each Theme and the eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly. The Index Provider will review the Themes every three years for inclusion in the Index Methodology based on a proprietary, rules-based research process. The particular Themes, as well as the number of Themes, included in the Index Methodology are subject to change in the Index Provider’s discretion based on such review.

In order to reduce portfolio turnover, the Underlying Index methodology incorporates the following rules:

a.

An existing Underlying Index constituent may continue to remain in the Underlying Index at the next reconstitution date even if its market capitalization does not meet the previously defined minimum market capitalization criteria, but remains within 20% of this limit.

b.

An existing Underlying Index constituent may continue to remain in the index even if it does not meet the Underlying Index requirements regarding daily trading volume, but remains within 30% of these requirements.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

6	Prospectus | March 31, 2022

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Disruptive Technology Risk. Companies that the Index Provider believes are developing disruptive technologies may not in fact do so or may not be able to capitalize on those technologies. Companies that develop disruptive technologies may face political or legal challenges from competitors, industry groups or local and national governments. Such companies may also be exposed to risks applicable to industries or sectors other than the disruptive technology Theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are also focused on a particular Theme.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Small- and Mid-Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Risks Related to Investing in the Information Technology Sector. Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Information Technology Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the information technology sector in order to track the Underlying Index’s allocation to that sector. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Financial Technology Sector Risk. FinTech companies may face competition from larger and more established firms, and a FinTech company may not currently or in the future derive any revenue from disruptive technologies. In addition, FinTech companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments.

Health Care Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the health care sector in order to track the Underlying Index’s allocation to that sector. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation

www.alpsfunds.com	7

based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, change in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets also differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Emerging Markets Risk. The Fund is subject to emerging markets risk. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s Underlying Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of the Fund.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

8	Prospectus | March 31, 2022

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of the Underlying Index. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its net assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include American Depositary Receipts, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately two business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund seeks to track the Underlying Index, which itself may be concentrated in certain industries or sectors. As a result, the Fund may also be concentrated to the extent the Underlying Index is so concentrated. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant

www.alpsfunds.com	9

to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

10	Prospectus | March 31, 2022

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2021, the Adviser provided supervisory and management services on approximately $17.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2021, and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2022.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research and Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research for ALPS Advisors, Inc. are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Ryan Mischker has been a Portfolio Manager for the Fund since its inception in December 2017. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, Inc., where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a Portfolio Manager of the Funds since December 2017. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round

www.alpsfunds.com	11

lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol DTEC.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing net asset value. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”)

12	Prospectus | March 31, 2022

immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however,

www.alpsfunds.com	13

the Fund may, in its discretion, reject any such request. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP served as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

Indxx, LLC (“Indxx” or the “Index Provider”) is the index provider for the Fund. Indxx creates and maintains proprietary portfolio strategies that are licensed to product sponsors and serve as the basis of investment products such as exchange-traded funds.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Pursuant to the License Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s management fees or other resources.

Disclaimers

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in

14	Prospectus | March 31, 2022

determining, composing or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund shares to be issued or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in exchange-traded funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general exchange-traded fund performance. The Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Fund. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Fund into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,

www.alpsfunds.com	15

●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts

16	Prospectus | March 31, 2022

investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Funds at 866.759.5679. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

www.alpsfunds.com	17

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented

ALPS Disruptive Technologies ETF

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$42.99	$31.88	$26.21	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.15	0.25	0.14	0.13
Net realized and unrealized gain	5.26	11.00	5.61	1.00	(b)
Total from investment operations	5.41	11.25	5.75	1.13

DISTRIBUTIONS:
From net investment income	(0.17)	(0.14)	(0.08)	—
Total distributions	(0.17)	(0.14)	(0.08)	—

Net increase in net asset value	5.24	11.11	5.67	1.13
NET ASSET VALUE, END OF PERIOD	$48.23	$42.99	$31.88	$26.21
TOTAL RETURN(c)	12.60%	35.42%	22.04%	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$237,546	$150,459	$74,910	$48,483

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	0.31%	0.72%	0.48%	0.53	%(d)
Portfolio turnover rate(e)	26%	38%	42%	33%

(a)	Based on average shares outstanding during the period.
(b)

Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the period ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund’s portfolio.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

18	Prospectus | March 31, 2022

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Transfer Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1601 Wewatta Street

Suite 400

Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2022, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2022

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2022

ALPS ETF Trust

ALPS Clean Energy ETF (NYSE Arca, Inc.: ACES)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	2
Introduction—ALPS ETF Trust	6
Tax-Advantaged Product Structure	6
ALPS Clean Energy ETF	6
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	10
Additional Risk Considerations	11
Investment Advisory Services	12
Purchase and Redemption of Shares	13
How to Buy and Sell Shares	13
Frequent Purchases and Redemptions	15
Fund Service Providers	16
Index Provider	16
Disclaimers	16
Federal Income Taxation	17
Other Information	18
Financial Highlights	18
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS Clean Energy ETF
(THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Index (ticker symbol NACEX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$56	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2021, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company (the “Index Provider”), which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services that enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to, the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies.

The Underlying Index is compiled by the Index Provider and may be comprised of U.S. or Canadian companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe (defined below), a company’s stock must be traded on one or more major U.S. or Canadian securities exchanges, be based in the U.S. or in Canada, have a minimum float-adjusted market capitalization and minimum average daily trading value thresholds established by the index rulebook of at least $300 million, and have a minimum median average daily trading liquidity of greater than $3 million over the last 60 trading days prior to the selection date, and the company must derive a majority of its value from clean energy business segments (as defined above). Such eligible companies shall be defined as the “Index Universe.” All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

From the Index Universe, it is the intent of the Index Provider to include at least 30 stocks that meet the Index criteria. The eligible stocks that are selected for inclusion in the Index’s portfolio are weighted according to each stock’s float-adjusted market-capitalization. The index weight of the largest stock is capped at 5% as of the rebalance date, and the excess weight is redistributed proportionally over the remainder of the Underlying Index. As of December 31, 2021, the Underlying Index consisted of 44 securities.

The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December. The Index Provider’s Index Committee reviews and approves all changes to the Underlying Index as well as regularly reviews the constituent criteria and index construction guidelines based on a proprietary, rules-based research process.

The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

2	Prospectus | March 31, 2022

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Clean Energy Sector Risk. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy sector. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can significantly affect this sector. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect companies in the clean energy sector. Also, supply and demand for specific products or services, the supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect this sector. Currently, certain valuation methods used to value companies involved in the clean energy sector, particularly those companies that have not yet traded publicly, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain clean energy company share prices.

Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. These companies may be adversely affected by fluctuations in supply and demand and changes in consumer spending.

Industrials Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Utilities Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the utilities sector in order to track the Underlying Index’s allocation to that sector. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Information Technology Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the information technology sector in order to track the Underlying Index’s allocation to that sector. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

www.alpsfunds.com	3

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Risks Related to Investments in the Solar Energy Companies. Solar energy companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Solar energy companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on solar energy companies. Renewable energy resources may be highly dependent on government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets. Additionally, adverse environmental conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with solar energy companies.

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Any negative changes in commodity markets could have a great impact on the Canadian economy. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Return of Capital Risk. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca Exchange, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Average Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	44.54%	(December 31, 2020)
Lowest Quarterly Return	-14.11%	(March 31, 2020)

4	Prospectus | March 31, 2022

Average Annual Total Returns
For periods ended December 31, 2021

	1 Year	Since Inception (June 28, 2018)
Return Before Taxes	-19.31%	32.38%
Return After Taxes on Distributions	-19.38%	32.17%
Return After Taxes on Distributions and Sale of Fund Shares	-11.39%	26.33%
S&P 1000 Total Return Index* (reflects no deduction for fees, expenses or taxes)	25.35%	12.45%
CIBC Atlas Clean Energy Total Return Index* (reflects no deduction for fees, expenses or taxes)	-19.01%	33.17%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research of ALPS Advisors, Inc. and Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management and Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Messrs. Mischker and Hicks have each served in such capacity since the Fund’s inception in 2018.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol ACES and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e. a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	5

Introduction—ALPS ETF Trust

The ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds. This prospectus relates to the ALPS Clean Energy ETF (the “Fund”). The Fund is classified as “non-diversified.”

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares will trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Clean Energy ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the CIBC Atlas Clean Energy Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Underlying Index was created by CIBC National Trust Company (“Index Provider” or “CIBC NTC”)

The Underlying Index is designed to identify companies engaged in the clean energy sector. The Index Provider defines such companies as those that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies.

The Underlying Index is compiled by the Index Provider. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must: be traded on one or more major U.S. or Canadian securities exchanges; be U.S. or Canadian based as determined by headquarters, asset base, customer base or any other criteria the Index Provider’s investment committee deems relevant; have a minimum float-adjusted market capitalization and minimum average daily trading value thresholds established by the index rulebook of at least $300 million, and have a minimum median average daily trading liquidity of greater than $3 million for the last 60 trading days prior to the selection date; and the company must derive a majority of its value from one or more clean energy business segments (as defined above). The determination that a company derives a majority of its value from clean energy businesses may be based on reported or estimated earnings before interest, tax, depreciation and amortization (EBITDA), free cash flow, asset base, customer base or any other criteria the Index Provider deems relevant. To be considered for inclusion in the Underlying Index, a company’s clean energy business segment(s) must generate revenue.

From the Index Universe, it is the intent of the Index Provider to include at least 30 stocks that meet the Index criteria. The eligible stocks that are selected for inclusion in the Underlying Index are weighted according to each stock’s float-adjusted market-capitalization. The index weight of the largest stock is capped at 5% as of the rebalance date, and the excess weight is redistributed proportionally over the remainder of the Underlying Index. As of December 31, 2021, the Underlying Index consisted of 44 securities.

The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December. The selection date of the securities is ten trading days prior to the rebalance date. The Index Provider’s Index Committee reviews and approves all changes to the Underlying Index as well as regularly reviews the constituent criteria and index construction guidelines based on a proprietary, rules-based research process.

6	Prospectus | March 31, 2022

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Clean Energy Sector Risk. Companies in the clean energy sector may be significantly affected by competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, fluctuations in energy prices and supply and demand of alternative energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations and international political events. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.

Further, the companies in the clean energy sector may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. On the other hand, if the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment are less likely to prosper. Shares of companies involved in the clean energy sector have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the clean energy sector have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain clean energy company share prices. If government subsidies and incentives for clean energy sources are reduced or eliminated, the demand for clean energy may decline and cause corresponding declines in the revenues and profits of companies engaged in this sector. In addition, changes in U.S., Canadian and other governments’ policies towards clean energy technology also may have an adverse effect on the Fund’s performance.

www.alpsfunds.com	7

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

Utilities Sector Risk. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Small- and Mid-Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be

8	Prospectus | March 31, 2022

included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. The new agreement may further affect Canada’s dependency on the U.S. economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market. Furthermore, the Canadian economy is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Canadian economy. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended, or in order to comply with NYSE Arca listing standards. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

www.alpsfunds.com	9

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Return of Capital Risk. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of the Underlying Index. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its net assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include American Depositary Receipts, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately two business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to

10	Prospectus | March 31, 2022

purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund seeks to track the Underlying Index, which itself may be concentrated in certain industries or sectors. As a result, the Fund may also be concentrated to the extent the Underlying Index is so concentrated. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying

www.alpsfunds.com	11

portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2021, the Adviser provided supervisory and management services on approximately $17.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees, and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2021, and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2022.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, if any, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser, if any, out of its management fee.

12	Prospectus | March 31, 2022

Portfolio Management

Ryan Mischker is Senior Vice President, Portfolio Management & Research of ALPS Advisors, and has been a Portfolio Manager for the Fund since its inception in 2018. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, Inc., where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is Senior Vice President, Director of ETF Portfolio Management and Research at ALPS Advisors and has been a Portfolio Manager of the Funds since June 2018. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol ACES.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the "How to Buy and Sell Shares" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used.

www.alpsfunds.com	13

Mutual funds, such as government money market funds, are valued at their last closing net asset value. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the ALPS Portfolio Solutions Distributor, Inc. (the "Distributor"), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the "Deposit Securities") and generally make a cash payment referred to as the "Cash Component." To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation (the "NSCC") immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $350 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of

14	Prospectus | March 31, 2022

business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $350 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.” Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund's Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund's Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

www.alpsfunds.com	15

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP served as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

CIBC National Trust Company (“CIBC NTC” or the “Index Provider”) is the index provider for the Fund. CIBC NTC creates and maintains proprietary portfolio strategies that are licensed to product sponsors and serve as the basis of investment products such as exchange-traded funds.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Pursuant to the License Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s management fees or other resources.

Disclaimers

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

16	Prospectus | March 31, 2022

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan (in which case your income and gains are taxable to you upon withdrawal), you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

www.alpsfunds.com	17

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Funds at 866.759.5679. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

18	Prospectus | March 31, 2022

Financial highlights

For a share outstanding throughout the periods presented

ALPS Clean Energy ETF

	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$70.05		$32.23	$25.03	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.20		0.25	0.32	0.09
Net realized and unrealized gain/(loss)	4.11		38.08	7.42	(0.01)
Total from investment operations	4.31		38.33	7.74	0.08

DISTRIBUTIONS:
From net investment income	(0.17)		(0.18)	(0.23)	—
Tax return of capital	(0.25)		(0.33)	(0.31)	—
Total distributions	(0.42)		(0.51)	(0.54)	—

Net increase in net asset value	3.89		37.82	7.20	0.08
NET ASSET VALUE, END OF PERIOD	$73.94		$70.05	$32.23	$25.03
TOTAL RETURN(b)	6.16%		120.45%	31.28%	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,014,767		$609,457	$106,359	$16,271

Ratio of expenses to average net assets	0.56	%(c)	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	0.26%		0.57%	1.10%	0.89	%(d)
Portfolio turnover rate(e)	39%		34%	15%	9%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Effective January 1, 2021, the Fund’s Advisory Fee changed from 0.65% to 0.55%.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

www.alpsfunds.com	19

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2022, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2022

Investment Company Act File No. 811-22175.